UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2013

INTEGRA LIFESCIENCES HOLDINGS CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-26224	51-0317849
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

311 Enterprise Drive

Plainsboro, NJ 08536

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (609) 275-0500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 24, 2013, the United States Food and Drug Administration (the “FDA”) issued a letter to Integra LifeSciences Corporation, a wholly-owned subsidiary of Integra LifeSciences Holdings Corporation (the “Company”) informing the Company that it had addressed the violations in the FDA warning letter dated December 21, 2011 related to the Company’s regenerative medicine facility in Plainsboro, New Jersey (the “Plainsboro Facility”) and that such warning letter had been closed out effective September 24, 2013. A copy of the letter dated September 24, 2013 relating to the resolution of the warning letter matters is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The press release issued by the Company on September 26, 2013 announcing the resolution of the FDA warning letter related to the Plainsboro Facility is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Letter, dated September 24, 2013, from the United States Food and Drug Administration to Integra LifeSciences Corporation

99.2	Press Release issued September 26, 2013

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Letter, dated September 24, 2013, from the United States Food and Drug Administration to Integra LifeSciences Corporation

99.2	Press Release issued September 26, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION

Date: September 27, 2013	By:	/s/ John B. Henneman, III
John B. Henneman, III
	Title:	Corporate Vice President, Finance
and Administration, and Chief
Financial Officer